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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL MAN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company, in connection with the acquisition by the Company of Ortel Corporation, including up to 50,000 shares to be offered under Ortel's 401(k) Plan; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 16th day of February, 2000.


                                  By:  /s/ PAUL A. ALLAIRE
                                       ----------------------------------------
                                       Paul A. Allaire
                                       Director


                                  By:  /s/ CARLA A. HILLS
                                       ----------------------------------------
                                       Carla A. Hills
                                       Director


                                  By:  /s/ RICHARD A. McGINN
                                       ----------------------------------------
                                       Richard A. McGinn
                                       Chairman of the Board and
                                       Chief Executive Officer
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                                  By:  /s/ PAUL H. O'NEILL
                                       ----------------------------------------
                                       Paul H. O'Neill
                                       Director


                                  By:  /s/ HENRY B. SCHACHT
                                       ----------------------------------------
                                       Henry B. Schacht
                                       Director


                                  By:  /s/ FRANKLIN A. THOMAS
                                       ----------------------------------------
                                       Franklin A. Thomas
                                       Director


                                  By:  /s/ JOHN A. YOUNG
                                       ----------------------------------------
                                       John A. Young
                                       Director


                                  By:  /s/ DONALD K. PETERSON
                                       ----------------------------------------
                                       Donald K. Peterson
                                       Executive Vice President and
                                       Chief Financial Officer


                                  By:  /s/ JAMES S. LUSK
                                       ----------------------------------------
                                       James S. Lusk
                                       Senior Vice President and Controller